UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 15, 2002

OXIS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-8092	94-1620407
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6040 N. Cutter Circle, Suite 317, Portland, Oregon 97217
(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code: (503) 283-3911

Not applicable
(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant’s Certifying Accountant.

(a)  Effective July 15, 2002, OXIS International, Inc. (“OXIS”) dismissed its prior independent accountant, King Griffin & Adamson P.C. (“KGA”). As part of OXIS’ ongoing efforts to reduce expenses, the Audit Committee of the Board of Directors recommended to the full Board that OXIS make a further change in accountants in order to establish a relationship with principal accountants in closer proximity to Portland, Oregon. The Board of Directors accepted the recommendation. OXIS previously reported to the Securities and Exchange Commission (“SEC”) on January 18, 2002, on Form 8-K a change in its principal accountants, from Deloitte & Touche LLP (“Deloitte”) to KGA effective for the fiscal year ending December 31, 2001.

KGA’s independent auditors’ report dated February 22, 2002, except for Note 9, for which the date is March 1, 2002, on OXIS’ consolidated financial statements as of and for the year ended December 31, 2001, and Deloitte’s independent auditor’s report dated March 1, 2001, on OXIS’ consolidated financial statements as of and for the year ended December 31, 2000, appearing in OXIS’ Annual Report of Form 10-KSB for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph relating to OXIS’ ability to continue as a going concern.

During the audits of OXIS’ consolidated financial statements as of and for the years ended December 31, 2001 and 2000, and through the subsequent interim period to the date hereof, there were no disagreements between OXIS, KGA and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KGA or Deloitte, would have caused either to make a reference to the subject matter of the disagreements in connection with its reports.

OXIS has requested that KGA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is being filed as Exhibit 16 to this Form 8-K.

(b)  Also, effective July 15, 2002, OXIS engaged Williams & Webster, P.S. as its principal accountant to audit the OXIS financial statements. During the last two fiscal years and the subsequent interim period to the date hereof, OXIS did not consult Williams & Webster, P.S. regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

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Item 7.    Financial Statements, Proforma Financial Information and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

16.  Letter addressed to OXIS dated July 19 2002, from King Griffin & Adamson P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXIS INTERNATIONAL, INC. (Registrant)

By:	/s/ SHARON ELLIS
Sharon Ellis Chief Operating and Financial Officer

Date: July 19, 2002

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EXHIBIT INDEX

Exhibit Number	Description

16.	Letter addressed to OXIS International, Inc. dated July 19, 2002, from King Griffin & Adamson P.C. to the Securities and Exchange Commission.